Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined balance sheet as of September 30, 2020, and the unaudited pro forma condensed combined statements of income for the three- and nine-month periods ended September 30, 2020 and for the year ended December 31, 2019, illustrate the effect of the merger (the “Merger”) of Carroll Bancorp, Inc. (“Carroll”) with and into Farmers and Merchants Bancshares, Inc. (the “Company”), which was effective at 12:02 a.m., Eastern Time, on October 1, 2020.

The unaudited pro forma condensed combined balance sheet gives effect to the Merger based on the historical balance sheets of the Company and Carroll at September 30, 2020 as if it occurred on that date. The Company’s balance sheet information was derived from its unaudited balance sheet at September 30, 2020 that was included in its Quarterly Report on Form 10-Q for the quarter then ended, which was filed with the Securities and Exchange Commission on November 10, 2020. The balance sheet information for Carroll was derived from its unaudited balance sheet that is included as part of Exhibit 99.2 to this Current Report on Form 8-K, as amended (this “Report”).

The unaudited pro forma condensed combined statements of income for the Company and Carroll for the three- and nine-month periods ended September 30, 2020 and for the year ended December 31, 2019 give effect to the Merger as if it had occurred on January 1, 2020 and January 1, 2019, respectively. The historical results of the Company were derived from its unaudited condensed consolidated financial statements for the three- and nine-month periods ended September 30, 2020 that were included in its Quarterly Report on Form 10-Q for the quarter then ended, filed on November 10, 2020, and its audited consolidated statement of income for the year ended December 31, 2019 that was included in its Annual Report on Form 10-K for the year then ended, filed on March 6, 2020. The historical results of Carroll were derived from its unaudited consolidated statement of income for the three- and nine-month periods ended September 30, 2020 and its audited consolidated statement of income for the year ended December 31, 2019, which are included as part of Exhibit 99.2 to this Report.

As required by the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 805- Business Combinations, the Company has used the acquisition method of accounting and adjusted the acquired assets and liabilities of Carroll to fair value as of the balance sheet date. Under this method, the Company will record Carroll’s assets and liabilities as of October 1, 2020, the date of the acquisition, at their respective fair values and add them to those of the Company. The Company will record in goodwill any difference between the purchase price for Carroll and the fair value of the identifiable net assets acquired (including core deposit intangibles); however, these are subject to change for a one-year period if material information that existed at the acquisition date previously unknown becomes known. Accordingly, the unaudited pro forma adjustments, including the allocations of the purchase price, are preliminary and have been made solely for the purpose of providing unaudited pro forma condensed consolidated financial information. The Company will not expense the amortization of the goodwill that results from the acquisition, if any, but will review it for impairment at least annually. To the extent there is an impairment of the goodwill, the Company will expense the impairment. The Company will amortize to expense core deposit and other intangibles with definite useful lives that the Company records in conjunction with the Merger. Financial statements that the Company issues after the acquisition will reflect the results attributable to the acquired operations of Carroll beginning on October 1, 2020, the date of completion of the Merger.

In connection with the Merger, the Company is currently working to consolidate the operations of Carroll. The Company continues to assess the two companies’ personnel, benefit plans, premises, equipment, computer systems and service contracts to determine where the Company may take advantage of redundancies. The Company will record any additional cost associated with such decisions as incurred and have not included them in the pro forma adjustments to the pro forma consolidated statements of income. The Company has not included these savings in the pro forma consolidated statements of income, and there are no assurances that the Company will realize these reductions.

The Company has provided the unaudited pro forma information for information purposes only. The pro forma financial information presented is not necessarily indicative of the actual results that the Company would have achieved had it consummated the Merger on the dates or at the beginning of the periods presented, and it is not necessarily indicative of future results. You should read the unaudited pro forma financial information in conjunction with notes thereto and the audited consolidated financial statements and the notes thereto of the Company and Carroll. Actual results may be materially different than the pro forma data presented.

The Company has made certain reclassification adjustments to the pro forma financial statements to conform to its financial statement presentation.

Farmers and Merchants Bancshares, Inc. and Subsidiaries

Pro Forma Condensed Combined Balance Sheet

at September 30, 2020

(Unaudited)

	Farmers and
	Merchants	Carroll	Pro Forma		Pro Forma
	Bancshares, Inc.	Bancorp, Inc.	Adjustments		Combined

Assets

Cash and due from banks	$14,766,830	$317,947	$-		$15,084,777
Federal funds sold and other interest-bearing deposits	465,755	5,123,663	-		5,589,418
Cash and cash equivalents	15,232,585	5,441,610	-		20,674,195
Certificates of deposit in other banks	100,000	750,000	-		850,000
Securities available for sale	39,882,135	10,660,858	2,261,762	(2)	52,804,755
Securities held to maturity	22,602,562	2,202,937	(2,202,937)	(2)	22,602,562
Equity security at fair value	553,057	-	-		553,057
Restricted stock, at cost	696,300	926,700	-		1,623,000
Mortgage loans held for sale	2,650,459	1,702,950	40,245	(3)	4,393,654
Loans, less allowance for loan losses	390,114,430	145,153,100	(72,150)	(4)	535,195,380
Premises and equipment	5,096,063	2,619,413	64,827	(5)	7,780,303
Accrued interest receivable	1,215,284	837,496	-		2,052,780
Deferred income taxes	754,417	101,161	116,457	(6)	972,035
Other real estate owned	-	1,411,605	-		1,411,605
Bank owned life insurance	7,272,949	3,963,723	-		11,236,672
Goodwill	-	-	6,978,208	(1)	6,978,208
Core deposit intangible	-	-	83,282	(7)	83,282
Other assets	27,307,504	388,337	(18,628)	(8)	27,677,213
	$513,477,745	$176,159,890	$7,251,066		$696,888,701

Liabilities and Stockholders' Equity

Deposits
Noninterest-bearing	$79,010,403	$21,223,297	$-		$100,233,700
Interest-bearing	347,065,245	123,673,693	616,095	(9)	471,355,033
Total deposits	426,075,648	144,896,990	616,095		571,588,733
Securities sold under repurchase agreements	6,317,682	-	-		6,317,682
Federal Home Loan Bank of Atlanta advances	7,000,000	13,000,000	-		20,000,000
Long-term debt	16,971,874	-	-		16,971,874
Accrued interest payable	230,177	30,046	-		260,223
Other liabilities	4,954,184	65,250	(5,153)	(8)	5,014,281
	461,549,565	157,992,286	610,942		620,152,793

Stockholders' equity
Common stock	29,920	11,469	(11,469)	(1)	29,920
Additional paid-in capital	28,054,158	15,345,908	9,461,820	(1)	52,861,886
Retained earnings	23,059,567	2,692,592	(2,692,592)	(1)	23,059,567
Accumulated other comprehensive income	784,535	117,635	(117,635)	(1)	784,535
	51,928,180	18,167,604	6,640,124		76,735,908
	$513,477,745	$176,159,890	$7,251,066		$696,888,701

The accompanying notes to consolidated financial statements are an integral part of these consolidated financial statements.

Farmers and Merchants Bancshares, Inc. and Subsidiaries

Pro Forma Condensed Combined Statement of Income

Three Months Ended September 30, 2020

(Unaudited)

	Farmers and
	Merchants	Carroll	Pro Forma		Pro Forma
	Bancshares, Inc.	Bancorp, Inc.	Adjustments		Combined

Interest income
Loans, including fees	$4,489,992	$1,727,479	$12,776	(10)	$6,230,247
Investment securities - taxable	159,277	65,054	-		224,331
Investment securities - tax exempt	163,522	29,219	-		192,741
Federal funds sold and other interest earning assets	9,563	5,671	-		15,234
Total interest income	4,822,354	1,827,423	12,776		6,662,553

Interest expense
Deposits	690,833	258,932	(129,844)	(11)	819,921
Securities sold under repurchase agreements	18,020	-	-		18,020
Federal Home Loan Bank advances and other borrowings	12,752	9,736	-		22,488
Total interest expense	721,605	268,668	(129,844)		860,429
Net interest income	4,100,749	1,558,755	142,620		5,802,124

Provision for loan losses	-	-	-		-

Net interest income after provision for loan losses	4,100,749	1,558,755	142,620		5,802,124

Noninterest income
Service charges on deposit accounts	138,288	32,920	-		171,208
Mortgage banking income	272,297	232,167	-		504,464
Bank owned life insurance income	42,250	21,121	-		63,371
Unrealized gain on equity security	1	-	-		1
Write down of other real estate owned	-	(299,496)	-		(299,496)
Gain on sale of SBA loans	-	-	-		-
Other fees and commissions	34,532	70,701	-		105,233
Total noninterest income	487,368	57,413	-		544,781

Noninterest expense
Salaries	1,462,946	976,825	-		2,439,771
Employee benefits	376,860	127,244	-		504,104
Occupancy	183,719	70,121	-		253,840
Furniture and equipment	175,006	92,854	-		267,860
Acquisition	1,267,401	327,915	-		1,595,316
Other	660,075	405,771	2,082	(12)	1,067,928
Total noninterest expense	4,126,007	2,000,730	2,082		6,128,819

Income (loss) before income taxes	462,110	(384,562)	140,538		218,086
Income tax expense (benefit)	76,863	(144,145)	38,673		(28,609)
Net income (loss)	$385,247	$(240,417)	$101,865		$246,695

Earnings per share - basic and diluted	$0.13	$(0.21)			$0.08

Weighted average shares outstanding - basic and diluted	2,991,964	1,133,867			2,991,964

The accompanying notes to consolidated financial statements are an integral part of these consolidated financial statements.

Farmers and Merchants Bancshares, Inc. and Subsidiaries

Pro Forma Condensed Combined Statement of Income

Nine Months Ended September 30, 2020

(Unaudited)

	Farmers and
	Merchants	Carroll	Pro Forma		Pro Forma
	Bancshares, Inc.	Bancorp, Inc.	Adjustments		Combined

Interest income
Loans, including fees	$13,205,913	$5,159,318	$38,328	(10)	$18,403,559
Investment securities - taxable	561,038	248,365	-		809,403
Investment securities - tax exempt	462,305	87,608	-		549,913
Federal funds sold and other interest earning assets	58,362	34,489	-		92,851
Total interest income	14,287,618	5,529,780	38,328		19,855,726

Interest expense
Deposits	2,429,496	903,976	(277,363)	(11)	3,056,109
Securities sold under repurchase agreements	95,710	-	-		95,710
Federal Home Loan Bank advances and other borrowings	25,726	176,127	-		201,853
Total interest expense	2,550,932	1,080,103	(277,363)		3,353,672
Net interest income	11,736,686	4,449,677	315,691		16,502,054

Provision for loan losses	475,000	137,569	-		612,569

Net interest income after provision for loan losses	11,261,686	4,312,108	315,691		15,889,485

Noninterest income
Service charges on deposit accounts	414,501	91,577	-		506,078
Mortgage banking income	684,664	467,083	-		1,151,747
Bank owned life insurance income	127,473	62,441	-		189,914
Unrealized gain on equity security	13,046	-	-		13,046
Write down of other real estate owned	-	(299,496)	-		(299,496)
Gain on sale of SBA loans	63,635	-	-		63,635
Other fees and commissions	94,277	179,972	-		274,249
Total noninterest income	1,397,596	501,577	-		1,899,173

Noninterest expense
Salaries	4,114,143	2,113,947	-		6,228,090
Employee benefits	1,183,414	472,124	-		1,655,538
Occupancy	552,265	311,463	-		863,728
Furniture and equipment	501,267	261,105	-		762,372
Acquisition	1,612,321	735,018	-		2,347,339
Other	1,970,913	1,201,201	(6,246)	(12)	3,165,868
Total noninterest expense	9,934,323	5,094,858	(6,246)		15,022,935

Income (loss) before income tax expense (benefit)	2,724,959	(281,173)	321,937		2,765,723
Income tax expense (benefit)	460,350	(91,539)	88,589		457,400
Net income (loss)	$2,264,609	$(189,634)	$233,348		$2,308,323

Earnings per share - basic and diluted	$0.76	$(0.17)			$0.77

Weighted average shares outstanding - basic and diluted	2,980,372	1,131,644			2,980,372

The accompanying notes to consolidated financial statements are an integral part of these consolidated financial statements.

Farmers and Merchants Bancshares, Inc. and Subsidiaries

Pro Forma Condensed Combined Statement of Income

Year Ended December 31, 2019

(Unaudited)

	Farmers and
	Merchants	Carroll	Pro Forma		Pro Forma
	Bancshares, Inc.	Bancorp, Inc.	Adjustments		Combined

Interest income
Loans, including fees	$16,894,657	$6,994,226	$51,104	(10)	$23,939,987
Investment securities - taxable	869,457	427,313	-		1,296,770
Investment securities - tax exempt	580,384	125,496	-		705,880
Federal funds sold and other interest earning assets	357,840	215,763	-		573,603
Total interest income	18,702,338	7,762,798	51,104		26,516,240

Interest expense
Deposits	3,519,960	1,763,850	(332,615)	(11)	4,951,195
Securities sold under repurchase agreements	114,641	-	-		114,641
Federal Home Loan Bank advances and other borrowings	45,352	491,316	-		536,668
Total interest expense	3,679,953	2,255,166	(332,615)		5,602,504
Net interest income	15,022,385	5,507,632	383,719		20,913,736

Provision for loan losses	40,000	24,528	-		64,528

Net interest income after provision for loan losses	14,982,385	5,483,104	383,719		20,849,208

Noninterest income
Service charges on deposit accounts	663,675	157,123	-		820,798
Mortgage banking income	397,710	230,929	-		628,639
Bank owned life insurance income	364,729	88,189	-		452,918
Unrealized gain on equity security	16,232	-	-		16,232
Gain on sale of securities	-	92,253	-		92,253
Write down of other real estate owned	(210,150)	(70,722)	-		(280,872)
Gain on sale of SBA loans	139,635	-	-		139,635
Other fees and commissions	121,836	208,219	-		330,055
Total noninterest income	1,493,667	705,991	-		2,199,658

Noninterest expense
Salaries	5,472,609	2,666,954	-		8,139,563
Employee benefits	1,352,202	592,500	-		1,944,702
Occupancy	771,917	438,001	-		1,209,918
Furniture and equipment	614,543	297,006	-		911,549
Other	2,664,543	1,772,643	8,328	(12)	4,445,514
Total noninterest expense	10,875,814	5,767,104	8,328		16,651,246

Income before income taxes	5,600,238	421,991	375,391		6,397,620
Income taxes	1,039,334	72,298	103,298		1,214,930
Net income	$4,560,904	$349,693	$272,093		$5,182,690

Earnings per share - basic and diluted	$1.54	$0.31			$1.76

Weighted average shares outstanding - basic	2,952,904	1,122,759			2,952,904

Weighted average shares outstanding - diluted	2,952,904	1,125,179			2,952,904

The accompanying notes to consolidated financial statements are an intergral part of these consolidated financial statements

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

1.

The following table presents the preliminary allocation of the consideration paid for the acquired assets and assumed liabilities in the Merger as of the effective date of the Merger. The preliminary allocation results in goodwill of $7.0 million, which is the primary reason for the increase in equity.

Fair value

Assets acquired:

Cash	$5,441,610
Certificates of deposit in other banks	750,000
Securities available for sale	12,922,620
Restricted stock, at cost	926,700
Loans held for sale	1,743,195
Loans	145,080,950
Premises and equipment	2,684,240
Other real estate owned	1,411,605
Other assets	5,388,546
Core deposit intangible	83,282

Total assets	$176,432,748

Liabilities assumed:

Deposits	$145,513,085
FHLB advances	13,000,000
Other liabilities	90,143

Total liabilities	158,603,228

Net assets acquired	17,829,520

Cash condsideration paid	24,807,728

Total estimated goodwill	$6,978,208

2.	Securities held to maturity were reclassified to available for sale and adjusted by $58,825 to reflect the fair value.

3.	Mortgage loans held for sale were adjusted by $40,245 to reflect the fair value.

4.	Loans were adjusted based upon lifetime credit loss expectations, current interest rates and liquidity, and the elimination of Carroll’s allowance for loan losses as follows to reflect the fair value:

Credit discount on performing loans	$(2,478,000)

Credit discount on impaired loans	(927,000)

Yield premium	2,339,000

Allowance for loan losses	1,139,940

Deferred fees	(146,090)

Net adjustment to loans	$(72,150)

5.	Premises and equipment were adjusted by $64,827 to reflect the fair value of land, buildings and equipment. Appraisals and sales transactions were used as appropriate to determine the fair value.

6.	Deferred income taxes adjustment relates to all of the fair value adjustments and was calculated using a blended statutory tax rate of 27.5175%.

7.	Fair value of the core deposit intangible is $83,282 and will be amortized over 10 years.

8.	Adjustments to right of use asset and lease liability to reflect the elimination of several office leases.

9.	Adjustment of $616,095 to reflect the fair value of interest bearing time deposits based on current interest rates for similar deposits.

10.	Accretion of the credit discount on performing loans, net of the amortization of the yield premium.

11.	Accretion of the fair value adjustment of interest bearing time deposits.

12.	Amortization of the core deposit intangible.